                           JOINDER TO LOAN DOCUMENTS
                        AND AMENDMENT TO LOAN DOCUMENTS
                                (Thermo-Shield)


               THIS JOINDER TO LOAN DOCUMENTS AND AMENDMENT TO LOAN DOCUMENTS (the "Joinder Agreement") is made and entered into as of July 8, 1999, by and among [i] THERMOVIEW INDUSTRIES, INC., a Delaware corporation ("ThermoView"), [ii] AMERICAN HOME DEVELOPERS CO., INC., a California corporation ("American Home"), [iii] FIVE STAR BUILDERS, INC., a California corporation, successor in interest to American Home Remodeling ("Five Star"), [iv] KEY HOME CREDIT, INC., a Delaware corporation ("Key Home"), [v] KEY HOME MORTGAGE, INC., a Delaware corporation ("Key Home Mortgage"), [vi] LEINGANG SIDING AND WINDOW, INC., a North Dakota business corporation ("Leingang Siding"), [vii] PRIMAX WINDOW CO., a Kentucky corporation ("Primax"), [viii] PRECISION WINDOW MFG., INC., a Missouri corporation ("Precision"), [ix] ROLOX, INC., a Kansas corporation ("Rolox"), [x] TD WINDOWS, INC., a Kentucky corporation ("TD Windows"), [xi]THERMAL LINE WINDOWS, INC., a North Dakota corporation, formerly known as Ice Inc., successor in interest to Thermal Line Windows, LLP, and Blizzard Enterprises, Inc. ("Thermal Line"), [xii] THERMOVIEW OF MISSOURI, INC., a Missouri corporation ("ThermoView-Missouri"), [xiii] THERMO-TILT WINDOW COMPANY, a Delaware corporation ("Thermo-Tilt"), [xiv] THOMAS CONSTRUCTION, INC., a Missouri corporation ("Thomas") (ThermoView, American Home, Five Star, Key Home, Key Home Mortgage, Leingang Siding, Primax, Rolox, TD Windows, Thermal Line, ThermoView-Missouri Thermo-Tilt, and Thomas individually are referred to in this Joinder Agreement as an "Original Borrower" and collectively are referred to in this Joinder Agreement as the "Original Borrowers"), [xv] THERMO-SHIELD OF AMERICA (ARIZONA), INC., an Arizona corporation ("TSAAI"), [xvi] THERMO-SHIELD OF AMERICA (MICHIGAN), INC., a Michigan corporation ("TSAMI"), [xvii] THERMO-SHIELD COMPANY, LLC, an Illinois limited liability company ("TSC"), [xviii] THERMO-SHIELD OF AMERICA (WISCONSIN), LLC, a Wisconsin limited liability company ("TSAW"), (TSAAI, TSAMI, TSC and TSAW each are referred to herein as a "Thermo-Shield Acquired Entity" and collectively the "Thermo-Shield Acquired Entities"), [xix] THERMOVIEW ADVERTISING GROUP, INC., a Delaware corporation ("TAG") (TAG and the Thermo-Shield Acquired Entities are sometimes referred to herein individually as a "Joined Entity" and collectively as the "Joined Entities"), and [xx] PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                   RECITALS:

               A. The Original Borrowers and the Bank are parties to a certain Loan Agreement, dated as of August 31, 1998 (the "Loan Agreement") (certain capitalized terms used in this Joinder Agreement have the meanings set forth for them in the Loan Agreement unless expressly otherwise defined herein), pursuant to which, among other things, the Bank established a $15,000,000.00 Committed Line of Credit in favor of the Original Borrowers.

               B. As a condition of including the EBITDA of any Acquired Entity in the calculation of the Commitment Limit, the Original Borrowers agreed to cause each such Acquired Entity to join in the Loan Agreement, the Note, the Security Agreement and the other Loan Documents promptly upon being acquired by any of the Original Borrowers.

               C. The Original Borrowers have acquired the Thermo-Shield Acquired Entities and certain other assets used by the Thermo-Shield Acquired Entities (collectively referred to in this Joinder Agreement as the "Thermo-Shield Acquisition").

               D.     The Original Borrowers have formed TAG.

               E. The Original Borrowers desire to have the EBITDA of the Joined Entities used in the calculation of the Commitment Limit.

               F. The Original Borrowers have also requested that the Bank amend the Loan Agreement as more particularly described in this Joinder Agreement.

               G. The Bank has agreed to allow the EBITDA of the Joined Entities to be used in the calculation of the Commitment Limit provided the Joined Entities and the Original Borrowers enter into this Joinder Agreement, and subject to the other provisions of the Loan Documents, the Joined Entities have each agreed to join in, as applicable, the Loan Agreement, the Note, the Pledge Agreement, and the Security Agreement, and Original Borrowers and the Bank have each agreed to modify the Loan Agreement and the other Loan Documents as hereinafter set forth.

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in this Joinder Agreement and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the Original Borrowers, the Joined Entities and the Bank hereby agree as follows:

                                   ARTICLE 1

                           JOINDER TO LOAN AGREEMENT

               Subject to delivery to the Bank of each of the "Joinder Agreement Documents" more particularly described in Article 9 of this Joinder
Agreement:

       1.1 Each of the Joined Entities are hereby joined as a Borrower to the Loan Agreement.

       1.2 Each of the Joined Entities covenants and agrees to comply with:

               A. All of the covenants contained in the "Affirmative Covenants" Section of the Loan Agreement from the date of execution of this Joinder Agreement until all Obligations have been fully paid and any commitments of the Bank to the Borrowers have been terminated;

               B. All of the covenants contained in the "Negative Covenants" Section of the Loan Agreement from the date of execution of this Joinder Agreement until all Obligations have been fully paid and any commitments of the Bank to the Borrowers have been terminated; and

               C. All of the other terms, conditions, covenants, agreements and obligations of each Borrower to be performed under and pursuant to the Loan Agreement.

       1.3 Each of the Joined Entities makes, as of the date of this Joinder Agreement, all of the representations and warranties contained in the "Representations and Warranties" Section of the Loan Agreement, which shall be continuing in nature and remain in full force and effect until the Obligations are paid in full, and which shall be true and correct.

       1.4 Each of the Joined Entities acknowledges its respective receipt of a complete copy of the Loan Agreement and each and every other presently existing Loan Document referred to or referenced in the Loan Agreement.

                                      ARTICLE 2

                                   JOINDER TO NOTE

               Subject to delivery to the Bank of each of the "Joinder Agreement Documents" more particularly described in Article 9 of this Joinder Agreement:

       2.1 Each of the Joined Entities are hereby joined as a Borrower to the Note and each jointly and severally promises and agrees to pay the indebtedness evidenced thereby in accordance with the provisions thereof.

       2.2 Without limitation of Section 2.1 above, each of the Joined Entities promises and agrees to pay to the order of the Bank, the aggregate principal sum of Fifteen Million and No/100 Dollars ($15,000,000.00), or so much thereof as may be advanced under the Note, together with interest thereon as provided in the Note, in lawful money of the United States of America, in the manner set forth in the Note, on or before the Expiration Date as that term is defined in the Note.

       2.3 Each of the Joined Entities covenants and agrees to comply with all of the other terms, conditions, covenants, agreements and obligations of each Borrower to be performed under and pursuant to the Note.

       2.4 Each of the Joined Entities acknowledges its respective receipt of a complete copy of the Note and each and every other Loan Document referred to or referenced in the Note.

                                      ARTICLE 3

                            JOINDER TO SECURITY AGREEMENT

               Subject to delivery to the Bank of each of the "Joinder Agreement Documents" more particularly described in Article 9 of this Joinder
Agreement:

       3.1 Each of the Joined Entities are hereby joined as a Borrower to the Security Agreement.

       3.2 Each of the Joined Entities hereby assigns and grants to the Bank, as a secured party, a continuing lien on and security interest in the Collateral.

       3.3 Each of the Joined Entities makes, as of the date of this Joinder Agreement, all of the representations and warranties contained in the "Representations and Warranties" Section of the Security Agreement, which shall be continuing in nature and remain in full force and effect until the Obligations are paid in full, and which shall be true and correct.

       3.4 Each of the Joined Entities covenants and agrees to comply with:

               A. The covenants contained in the "Grantors' Covenants" and the "Covenants for Accounts" Sections of the Security Agreement from the date of execution of this Joinder Agreement until all Obligations have been fully paid and any commitments of the Bank to the Grantors have been terminated;

               B. The covenants contained in the "Negative Pledge; No Transfer" Section of the Security Agreement from the date of execution of this Joinder Agreement until all Obligations have been fully paid and any commitments of the Bank to the Grantors have been terminated; and

               C. All of the other terms, conditions, covenants, agreements and obligations of each Borrower to be performed under and pursuant to the Security Agreement.

       3.5 Each of the Joined Entities acknowledges its respective receipt of a complete copy of the Security Agreement and each and every other Loan Document referred to or referenced in the Security Agreement.


                                      ARTICLE 4

                             JOINDER TO PLEDGE AGREEMENT

               Subject to delivery to the Bank of each of the "Joinder Agreement Documents" more particularly described in Article 9 of this Joinder
Agreement:

       4.1 TSAAI and TSAMI are each hereby joined as a Pledgor to the Pledge Agreement.

       4.2 TSAAI and TSAMI each assigns and grants to the Bank, as a secured party, a continuing lien on and security interest in the Collateral.

       4.3 TSAAI and TSAMI each makes, as of the date of this Joinder Agreement, all of the representations and warranties contained in the "Representations and Warranties" Section of the Pledge Agreement, which shall be continuing in nature and remain in full force and effect until the Obligations are paid in full, and which shall be true and correct.

       4.4     TSAAI and TSAMI each covenants and agrees to comply with:

               A. The covenants contained in the "Covenants" Section of the Pledge Agreement from the date of execution of this Joinder Agreement until all Obligations have been fully paid and any commitments of the Bank to the Pledgors have been terminated;

               B. All of the other terms, conditions, covenants, agreements and obligations of each Borrower to be performed under and pursuant to the Pledge Agreement.

       4.5 TSAAI and TSAMI each acknowledges its respective receipt of a complete copy of the Pledge Agreement and each and every other Loan Document referred to or referenced in the Pledge Agreement.

       4.6 From and after the Effective Date, each reference in the Pledge Agreement or any other Loan Document to the term "Pledgor" shall mean and be deemed a reference to each of ThermoView, TSAAI and TSAMI.

                                   ARTICLE 5

                        AMENDMENT TO SECURITY AGREEMENT

               Subject to delivery to the Bank of each of the "Joinder Agreement Documents" more particularly described in Article 9 of this Joinder Agreement, the Security Agreement is hereby amended by substituting EXHIBIT "A"TO SECURITY AGREEMENT which is attached to and made a part of this Joinder Agreement for EXHIBIT "A" TO SECURITY AGREEMENT originally attached to and made a part of the Security Agreement.

                                   ARTICLE 6

                         AMENDMENT TO PLEDGE AGREEMENT

               Subject to delivery to the Bank of each of the "Joinder Agreement Documents" more particularly described in Article 9 of this Joinder Agreement, the Pledge Agreement is hereby amended as follows:

       6.1 Thermo-Shield of America (Arizona), Inc., an Arizona corporation ("TSAAI"), Thermo-Shield of America (Michigan), Inc., a Michigan corporation ("TSAMI"), Thermo-Shield Company, LLC, an Illinois limited liability company ("TSC"), Thermo-Shield of America (Wisconsin), LLC, a Wisconsin limited liability company ("TSAW"), and ThermoView Advertising Group, Inc., a Delaware corporation ("TAG"), are each added as a Borrower in the "Obligations Secured" Section of the Pledge Agreement. July 8, 1999

       6.2 By adding a new Section 3.7 to the Pledge Agreement reading in its entirety as follows:

                      3.7. The membership interests in each of TSC and TSAW that are being pledged pursuant to this Agreement constitute one hundred percent (100%) of the membership interests of each of TSC and TSAW.

       6.3 EXHIBIT "A"TO PLEDGE AGREEMENT, which is attached to and made a part of this Joinder Agreement, is substituted for EXHIBIT "A" TO PLEDGE AGREEMENT originally attached to and made a part of the Pledge Agreement.


                                   ARTICLE 7

                          AMENDMENT TO LOAN AGREEMENT

               Subject to delivery to the Bank of each of the "Joinder Agreement Documents" more particularly described in Article 9 of this Joinder Agreement, the Loan Agreement is hereby amended as follows:

       7.1 By deleting Section 4B. of the Loan Agreement and substituting a new Section 4B. reading in its entirety as follows:



       B.      FINANCIAL INFORMATION.

               [1]    MONTHLY INFORMATION.  Commencing with the month ending
       June 30, 1999, Borrowers will deliver to Bank as soon as practicable after the end of each month, but in any event within thirty (30) days thereafter: [i] an unaudited consolidated balance sheet of Borrowers at the end of such month;
       [ii] unaudited consolidated statements of income, retained earnings and cash flows of Borrowers for such month and for the portion of such year ending with such month; [iii] an acquisition pipeline report; and [iv] a report (now known as the Earn-Out Forecast) detailing all anticipated payments for all Earn-Outs, as that term is defined in this Agreement.

               [2]    QUARTERLY INFORMATION.  Borrowers will deliver to Bank as
       soon as practicable after the end of each of the first three quarterly fiscal periods in each fiscal year of ThermoView, but in any event within forty-five (45) days thereafter, [i] an unaudited consolidated balance sheet of Borrowers as at the end of such quarter, and [ii] unaudited consolidated statements of income, retained earnings and cash flows of Borrowers for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in comparative form in each case the projected consolidated figures for such period and the actual consolidated figures for the comparable period of the prior fiscal year. Such statements shall be [a] prepared in accordance with GAAP consistently applied, [b] in reasonable detail, [c] certified by the principal financial or accounting officer of ThermoView and [d] accompanied by a statement in reasonable detail, certified by the Chief Executive Officer or Chief Financial Officer of ThermoView showing the calculations used in determining compliance with each of the financial covenants set forth in this Agreement.

               [3]    ANNUAL INFORMATION.  Borrowers will deliver to Bank as
       soon as practicable after the end of each fiscal year of Borrowers, but in any event within ninety (90) days thereafter, [i] an audited consolidated balance sheet of Borrowers as at the end of such year, and [ii] audited consolidated statements of income, retained earnings and cash flows of Borrowers for such year; setting forth in each case in comparative form the figures for the previous year. Such statements shall be [a] prepared in accordance with GAAP consistently applied, [b] in reasonable detail and [c] certified by Ernst & Young LLP or such other firm of independent certified public accountants of recognized national standing selected by ThermoView and reasonably acceptable to Bank.

               [4]    FILINGS.  Borrowers will deliver to Bank, promptly upon
       their becoming available, one copy of each report, notice or proxy statement sent by ThermoView to its stockholders generally, and of each regular or periodic report (pursuant to the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder) and any registration statement, prospectus or other writing (other than transmittal letters) (including, without limitation, by electronic means) pursuant to the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder, filed by Company with [i] the U.S. Securities and Exchange Commission, or any successor thereto or [ii] any securities exchange on which shares of Common Stock of Company are listed.

               [5]    CUSTOMER COMPLAINTS; OTHER INFORMATION.  ThermoView will
       promptly notify Bank of any material customer complaints concerning any Borrower's products and services. If requested by Bank, ThermoView will deliver to Bank such other information respecting any such Borrower's business, financial condition or prospects as Bank may, from time to time, reasonably request.

       7.2 By deleting Section 4C. of the Loan Agreement and substituting a new Section 4C. reading in its entirety as follows:

       C.      ANNUAL FINANCIAL STATEMENTS.  Intentionally deleted.

       7.3 By deleting Section 4I. of the Loan Agreement and substituting a new Section 4I. reading in its entirety as follows:

       I. FINANCIAL COVENANTS. Comply with each of the following financial covenants, determined in accordance with GAAP:

               [1]    FUNDED DEBT TO MODIFIED BORROWER EBITDA.  The ratio,
calculated as of the end of each fiscal quarter of Borrowers beginning September 30, 1999 (each a "CALCULATION DATE"), of the consolidated (and combined, if applicable) Funded Debt of Borrowers as of each Calculation Date divided by the consolidated (and combined, if applicable) Modified Borrower EBITDA for Borrowers for the four (4) fiscal quarters of Borrowers immediately preceding the applicable Calculation Date shall not be greater than 4.25 to 1.00.

               [2]    SENIOR DEBT TO MODIFIED BORROWER EBITDA.  The ratio as of
each Calculation Date of the consolidated (and combined, if applicable) Senior Debt of Borrowers as of each Calculation Date divided by the consolidated (and combined, if applicable) Modified Borrower EBITDA for Borrowers for the four (4) fiscal quarters of Borrowers immediately preceding the applicable Calculation Date shall not be greater than 3.50 to 1.00.

               [3]    FIXED CHARGE COVERAGE.  The ratio as of each Calculation
Date of the consolidated (and combined, if applicable) Modified Borrower EBITDA LESS the amount of any cash taxes ("CASH TAXES") LESS the amount of all Earn-Outs, as that term is defined herein, not financed with the proceeds of loans or other borrowings from any person or entity ("UNFINANCED EARN-OUTS") LESS the amount of any Capital Expenditures, as that term is defined herein, of the Borrowers not financed with the proceeds of loans or other borrowings from any person or entity ("UNFINANCED CAPITAL EXPENDITURES"), which Cash Taxes, Unfinanced Earn-Outs, and Unfinanced Capital Expenditures were incurred during the immediately preceding four (4) fiscal quarters of the Borrowers, divided by the sum of , for the same period, consolidated (and combined, if applicable) current maturities of Funded Debt for Borrowers PLUS any and all dividends paid or accrued by the Borrowers PLUS all consolidated interest expenses paid or accrued by the Borrowers, shall not be less than 1.25 to 1.00 as of the Calculation Date occurring on September 30, 1999, and thereafter until, but not including, the Calculation Date occurring on December 31, 1999; 1.50 to 1.00 as of the Calculation Date occurring on December 31, 1999, and thereafter until, but not including, the Calculation Date occurring on March 31, 2000 ; 1.75 to
1.00 as of the Calculation Date occurring on March 31, 2000, and as of all Calculation Dates thereafter.

               For purposes of each of the above financial covenants, the following terms shall have the following meanings:

                      [a]     "BASE EARNINGS" is defined as the consolidated
       (and combined, if applicable) sum of all earnings before interest, taxes, depreciation and amortization LESS any extraordinary gain, PLUS expenses, calculated and estimated by Borrowers in a manner and amount acceptable to Bank in each case, incurred by each Borrower, if and to the extent applicable, that reasonably are expected no longer to be incurred because of operating efficiencies realized as a result of and following each such entity having become a Borrower ("NON-RECURRING EXPENSES"), and before giving effect to the Corporate Income and Corporate Overhead, each hereinafter defined.

                      [b]     "CAPITAL EXPENDITURES" is defined as all payments
       for any fixed assets, or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and which are required to be capitalized under GAAP.

                      [c]     "EBITDA" is defined as the sum of [i] Base
       Earnings of Borrowers, PLUS [ii] an amount, representing certain non-cash charges to income incurred by Borrowers on or before July 8, 1999, in respect of stock options heretofore issued by Borrowers (the "STOCK OPTION CHARGES"), not to exceed [a] $6,120,000 for the Calculation Date occurring on September 30, 1999, until, but not including, the Calculation Date occurring on December 31, 1999, [b] $620,000 for the Calculation Date occurring on December 31, 1999, until, but not including, the Calculation Date occurring on March 31, 2000, and [c] $0.00 for all Calculation Dates occurring on and after March 31, 2000.

                      [d]     "FUNDED DEBT" is defined as the consolidated (and
       combined, if applicable) sum of all line borrowings, plus current (i.e. less than or equal to one (1) year) and non-current maturities of long term debt of each of the Borrowers (including but not limited to any obligations of any Borrower that are determined based on the future performance of any Acquired Entity ("EARN-OUTS") and which Earn-Outs are not paid in full within thirty (30) days of the date when due and payable (including after any applicable requirement for notice and an opportunity to cure expressly provided in the applicable instrument or document governing such obligation) ("MATURED EARN-OUTS")) to the Bank or any other person or entity. For purposes of this calculation, Funded Debt shall be deemed to include, at all times, the actual principal amount of the GE Subordinated Debt due and owing without regard to any carrying value thereof shown on the books and records of the Borrowers.

                      [e]     "SENIOR DEBT" is defined as all Funded Debt that
       is not Subordinated Debt.

                      [f]     "SUBORDINATED DEBT" is defined as all Funded Debt
       the payment of which and security for which have been subordinated to all indebtedness of whatsoever nature of any Borrower to the Bank pursuant to documentation acceptable in form and substance to the Bank.

                      [g]     "MODIFIED BORROWER EBITDA"  is defined as the
       EBITDA of the Borrowers for which both the Funded Debt to Modified Borrower EBITDA and Senior Debt to Modified Borrower EBITDA financial covenants are being calculated, except without giving effect to the EBITDA of any Borrower (each an "UNAUDITED BORROWER") for which the Bank has not received both [a] audited financial statements in form and detail acceptable to the Bank, as well as [b] other due diligence information concerning such Borrower as Bank may request, in form and substance acceptable to the Bank plus [i] fifty percent (50%) of the EBITDA of each Unaudited Borrower.

       7.4 By deleting Section 4J. of the Loan Agreement and substituting a new Section 4J. reading in its entirety as follows:

       J.      NET WORTH.     Borrowers will maintain at all times a
consolidated (and combined, if applicable) minimum Net Worth in an amount equal to ninety percent (90%) of Borrowers' actual book net worth as indicated in Borrowers' consolidated (and combined, if applicable) Financial Statements dated as of March 31, 1999 (the "BASE NET WORTH"), plus, for each fiscal year of Borrowers ending after June 30, 1999, an amount equal to the sum of [i] seventy-five percent (75%) of Borrowers' consolidated (and combined, if applicable) net income (without giving effect to losses) for each such fiscal year and [ii] one hundred percent (100%) of the net proceeds of any equity offering for Borrowers for each such fiscal year. As used in this financial covenant the parties agree that the [i] term "Net Worth" means stockholders' equity in the Borrowers and [ii] Base Net Worth as of March 31, 1999, was $35,939,958.40 (i.e. ninety percent (90%) of $39,922,176).

       7.5 By deleting Section 4N. of the Loan Agreement and substituting a new Section 4N. reading in its entirety as follows:

                      N.      FINANCIAL PROJECTIONS; BUDGET.  Within fifteen
       (15) days prior to the beginning of each fiscal year of ThermoView provide the Bank with the following:
                              [1]    projected consolidated balance sheets of
               each Borrower, if any, for such fiscal year, on a monthly basis;

                              [2]    projected consolidated cash flow
               statements of each Borrower, if any, including summary details of cash disbursements, for such fiscal year, on a monthly basis;

                              [3]    projected consolidated income statements
               of each Borrower, if any, for such fiscal year, on a monthly basis; and

                              [4]    an annual budget for each Borrower for
               such fiscal year;

       in each case, approved by the Board of Directors of each Borrower, together with appropriate supporting details.

       7.6 By deleting Section 4O. of the Loan Agreement and substituting a new Section 4O. reading in its entirety as follows:

               O. KEY-MAN LIFE INSURANCE. Provide the Bank with evidence of key-man life insurance insuring the lives of Steven Hoffman and Nelson Clemmens who are members of the Borrowers' executive management on or before July 31, 1999.

       7.7 By adding a new Section 4R. to the Loan Agreement reading in its entirety as follows:

               R. THERMO-SHIELD - AMERICAN NATIONAL BANK. Pay in full that certain loan from American National Bank to TSC and cause all liens associated with such loan to be released on or before August 9, 1999, and until such payment in full and termination of the associated liens the EBITDA of TSC shall be excluded for purposes of calculating the Borrowers' compliance with the financial covenants contained herein.

       7.8 By deleting Section 5A. of the Loan Agreement and substituting a new Section 5A. reading in its entirety as follows:

                      A. INDEBTEDNESS. Incur any indebtedness for borrowed money (including but not limited to capitalized leases) other than:
       [i] the Loan and any subsequent indebtedness to the Bank; [ii] existing indebtedness disclosed on the Historical Financial Statements referred to in the "Financial Statements" Section of this Agreement; [iii] subordinated indebtedness (the "GE SUBORDINATED DEBT") to GE Capital Equity Investments, Inc. ("GE") issued pursuant to that certain Securities Purchase Agreement dated as of July 8, 1999 (the "GE AGREEMENT"), and the Loan Documents, as that term is defined in the GE Agreement, executed and delivered by the Borrowers in connection with the GE Agreement (collectively, the "GE LOAN DOCUMENTS") and [iv] indebtedness that is subordinated in form and substance acceptable to the Bank.

       7.9 By deleting Section 5B. of the Loan Agreement and substituting a new Section 5B. reading in its entirety as follows:

                      B. LIENS AND ENCUMBRANCES. Except for [i] liens and encumbrances in favor of the Bank, [ii] liens and encumbrances in favor of GE pursuant to the GE Loan Documents, and [iii] except as provided in the "Title to Assets" Section of this Agreement, create, assume or permit to exist any mortgage, pledge, encumbrance or other security interest or lien upon any assets now owned or hereafter acquired or enter into any arrangement for the acquisition of property subject to any conditional sales agreement.

       7.10 By deleting Section 5F. of the Loan Agreement and substituting a new Section 5F. reading in its entirety as follows:

                      F. CHANGE IN BUSINESS, MANAGEMENT OR OWNERSHIP. Except for the issuance of [i] the 10% Cumulative Convertible Series A Preferred Stock ("SERIES A PREFERRED STOCK"), [ii] the 10% Cumulative Convertible Series B Preferred Stock ("SERIES B PREFERRED STOCK"), [iii] the 9.6% Cumulative Convertible Series C Preferred Stock ("SERIES C PREFERRED STOCK"), and [iv] the Cumulative Convertible Series D Preferred Stock ("SERIES D PREFERRED STOCK") on terms and conditions acceptable to the Bank, make or permit any material change [a] in the nature of its respective business as carried on as of the date hereof, [b] in the composition of its respective current executive management, or [c] in its respective equity ownership.

       7.11 By deleting Section 5G. of the Loan Agreement and substituting a new Section 5G. reading in its entirety as follows:

                      G. DIVIDENDS. Except for those dividends payable pursuant to [i] the Series A Preferred Stock, [ii] the Series B Preferred Stock, [iii] the Series C Preferred Stock, and [iv] the Series D Preferred Stock, declare or pay any dividends on or make any distribution with respect to any class of its equity or ownership interest, or purchase, redeem, retire or otherwise acquire any of its equity, except for the amount of federal and state income tax of the principals of any Borrower attributable to the earnings of any such Borrower where any such Borrower is an S corporation.

       7.12 By adding a new Section 5H. to the Loan Agreement reading in its entirety as follows:

                      H. CHANGE IN GE LOAN DOCUMENTS. Make or permit any change in or modification to the GE Loan Documents without the Bank's prior written consent, provided such consent is not unreasonably withheld as to any change in or modification to the GE Loan Documents which is not adverse to the Bank. It is understood and agreed that any change in or modification to [i] any of the covenants contained in Sections 5.1(h) or 5.2(e) of the GE Agreement or [ii] the GE Loan Documents that results in such GE Loan Documents being more restrictive than such GE Loan Documents are as of July 8, 1999, will be deemed to be adverse and any such purported adverse change in or modification to the GE Loan Documents will be void.

       7.13 By adding a new Section 5I. to the Loan Agreement reading in its entirety as follows:

                      I. AGREEMENTS REGARDING LOAN DOCUMENTS. Enter into any agreement with GE or any other person or entity prohibiting or otherwise restricting the amendment or other modification of this Agreement or any of the other Loan Documents.

       7.14 By deleting Section 6C. of the Loan Agreement and substituting a new Section 6C. reading in its entirety as follows:

                      C. OTHER DEFAULT. The occurrence of an Event of Default as defined in the Note, any of the Security Documents, or the GE Loan Documents.

       7.15 By substituting the CAPITAL STRUCTURE SCHEDULE which is attached to and made a part of this Joinder Agreement for the CAPITAL STRUCTURE SCHEDULE originally attached to and made a part of the Loan Agreement.

       7.16 By substituting the ENCUMBRANCES SCHEDULE which is attached to and made a part of this Joinder Agreement for the ENCUMBRANCES SCHEDULE originally attached to and made a part of the Loan Agreement.


                                   ARTICLE 8

                          WAIVER OF COVENANT DEFAULT

               Subject to delivery to the Bank of each of the "Joinder Agreement Documents" more particularly described in Article 9 of this Joinder Agreement, the Bank hereby grants a waiver of Borrowers' non-compliance with the financial covenants contained in the Section 4I and Section 4J of the Loan Agreement and of the Events of Default that would otherwise result from a violation of those Sections, solely for the period January 1, 1999 to July 8, 1999. The Borrowers agree that they will hereafter comply fully with these provisions, as amended, and all other provisions of the Loan Agreement and the Loan Documents, which remain in full force and effect.

                                   ARTICLE 9

                             CONDITIONS PRECEDENT

       9.1 The joinder of, as applicable, each of the Joined Entities to each of the Loan Agreement, the Note, the Pledge Agreement and the Security Agreement and the modifications to the Security Agreement, the Pledge Agreement and the Loan Agreement described in Articles 1 through 8 of this Joinder Agreement shall become effective on that date (the "Effective Date") on which each of the following documents (collectively, the "Joinder Agreement Documents") has been executed by each of the parties to them and delivered to the Bank and when the Bank determines to its satisfaction that each other condition set forth below has been fulfilled:

               A      This Joinder Agreement, duly executed by each of the
Original Borrowers, each of the Joined Entities, and the Bank;

               B      Certified Resolutions of, as applicable, the Board of
Directors or managers of each of the Joined Entities authorizing the execution and delivery by, as applicable, each of the Joined Entities of this Joinder Agreement;

               C      Certified Resolutions of the Board of Directors of [i]
ThermoView, [ii] American Home, [iii] American Home Remodeling, [iv] Five Star, [v] Key Home, [vi] Leingang Siding, [vii] Primax, [viii] Rolox, [ix] TD Windows, [x] Thermo View-Missouri, and [xi] Thermo-Tilt, and [xii] Thomas, authorizing the execution and delivery by each of those entities of this Joinder Agreement (the "Resolutions");

               D      UCC-1 Financing Statement naming TSAAI as the Debtor
and the Bank as the Secured Party for filing in the Office of the Secretary of State of Arizona.

               E      UCC-1 Financing Statement naming TSAMI as the Debtor
and the Bank as the Secured Party for filing in the Office of the Secretary of State of Michigan.

               F      UCC-1 Financing Statements naming TSC as the Debtor and
the Bank as the Secured Party for filing in [i] the Office of the Secretary of State of Illinois and [ii] the Office of the Secretary of State of Indiana.

               G      UCC-1 Financing Statement naming TSAW as the Debtor and
the Bank as the Secured Party for filing in the Office of the Secretary of State of Wisconsin.

               H      UCC-1 Financing Statement naming TAG as the Debtor and
the Bank as the Secured Party for filing in the Office of the Jefferson County, Kentucky, Court Clerk.


               I      Landlord Waivers executed by each landlord of each of
the Joined Entities;

               J      Stock Certificates evidencing ThermoView's ownership of
3,000 shares of the common stock of TSAAI;

               K      Stock Certificates evidencing ThermoView's ownership of
1,000 shares of the common stock of TSAMI;

               L      Stock Certificates evidencing ThermoView's ownership of
100 shares of the common stock of TAG;

               M      Stock Powers executed by ThermoView;

               N      Opinion of Stites & Harbison, counsel to the Joined
Entities;

               O      Financial Statements of each of the Thermo-Shield
Acquired Entities for the last two (2) fiscal years of each of the Thermo-Shield Acquired Entities [i] prepared on an audited basis in accordance with GAAP by an independent certified public accountant chosen by the Borrowers and acceptable to the Bank and [ii] containing the unqualified opinion of such independent certified public accountant and its examination shall have been made in accordance with GAAP consistently applied from period to period; and

               P      A completed ThermoView Industries, Inc. Draw Test
certificate, in the form attached to this Joinder Agreement as the DRAW TEST CERTIFICATE EXHIBIT, dated as of the date of this Joinder Agreement.


                                   ARTICLE 10

                               OTHER STIPULATIONS

       10.1 Upon the Effective Date, [i] the provisions of Articles 1 through 7 of this Joinder Agreement shall become effective and modify or supersede and replace the applicable provisions of the Loan Agreement and the other Loan Documents recited as being modified by them and each of the Joined Entities shall be joined as a party to the Loan Agreement, the Note, and the Security Agreement, and [ii] the provisions of Articles 8 and 9 of this Joinder Agreement shall become effective and modify or supersede and replace the applicable provisions of the Loan Agreement and the other Loan Documents recited as being modified by them or waive compliance with certain provisions of the Loan Agreement and the other Loan Documents for the period set forth herein. From and after the Effective Date each reference to the "Loan Agreement" and the "Loan Documents" or words of like import shall mean and be deemed a reference to, as applicable, the Loan Agreement and Loan Documents as modified by this Joinder Agreement but, except as modified by this Joinder Agreement and the other Joinder Agreement Documents, the Loan Agreement and the other Loan Documents shall remain in full force and effect in the same form as existed immediately prior to the Effective Date.

       10.2 If each of the Joinder Agreement Documents has not been fully executed and delivered to the Bank on or before July 9, 1999, this Joinder Agreement shall be voidable at any time prior to the delivery of each of such Joinder Agreement Document upon notice given by any Borrower to the Bank.

       10.3 This Joinder Agreement and the other Joinder Agreement Documents contain the final, complete and exclusive agreement of the parties to them with regard to their subject matter, may not be amended except in writing signed by each of the parties to them, shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties to them

(subject to applicable provisions of, as applicable, the Loan Agreement and the Loan Documents), and shall be construed in accordance with and otherwise governed in all respects by the laws of the Commonwealth of Kentucky. This Joinder Agreement may be executed in counterparts, and all counterparts collectively shall constitute but one original document. Each of the Original Borrowers and each of the Joined Entities hereby agrees to reimburse the Bank for all costs and expenses incurred by the Bank in connection with the preparation, negotiation, documentation, execution and delivery of this Joinder Agreement and the other Joinder Agreement Documents, including but not limited to the reasonable fees of legal counsel to Bank.

       10.4 Each of the Original Borrowers join in this Joinder Agreement for the purpose of consenting to the provisions of the foregoing Joinder Agreement, and each of the Original Borrowers confirms and agrees that its and their respective obligations under, as applicable, the Note and the other Loan documents shall be unimpaired by this Joinder Agreement and that no Original Borrower has any defenses or set offs against the Bank, or its respective officers, directors, employees, agents or attorneys with respect to, as applicable, the Note or the other Loan Documents and that all of the terms, conditions and covenants in the Loan Documents remain unaltered and in full force and effect and are hereby ratified and confirmed.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed as of the day and year first above written.

                         "ORIGINAL BORROWERS"

                         THERMOVIEW INDUSTRIES, INC.,
                         a Delaware corporation


                         By:  /s/ Nelson E. Clemmens
                              ------------------------------------
                              Nelson E. Clemmens, President


                         AMERICAN HOME DEVELOPERS CO., INC., a California corporation


                         By:  /s/ Nelson E. Clemmens
                              ------------------------------------
                              Nelson E. Clemmens, President


                         FIVE STAR BUILDERS, INC., a California
                         corporation, successor in interest to American Home Remodeling


                         By:  /s/ Nelson E. Clemmens
                              ------------------------------------
                              Nelson E. Clemmens, President


                         KEY HOME CREDIT, INC.,  a
                         Delaware corporation


                         By:  /s/ Leigh Ann Barney
                              ------------------------------------
                              Leigh Ann Barney, President


                         KEY HOME MORTGAGE, INC., a Delaware
                         corporation


                         By:  /s/ Nelson E. Clemmens
                              ------------------------------------
                              Nelson E. Clemmens, President

                         LEINGANG SIDING AND WINDOW, INC., a
                         North Dakota business corporation


                         By:  /s/ Nelson E. Clemmens
                              ------------------------------------
                              Nelson E. Clemmens, President


                         PRIMAX WINDOW CO., a Kentucky corporation


                         By:  /s/ Nelson E. Clemmens
                              ------------------------------------
                              Nelson E. Clemmens, President


                         PRECISION WINDOW MFG., INC., a Missouri
                         corporation


                         By:  /s/ Nelson E. Clemmens
                              ------------------------------------
                              Nelson E. Clemmens, President


                         ROLOX, INC. a Kansas corporation


                         By:  /s/ Nelson E. Clemmens
                              ------------------------------------
                              Nelson E. Clemmens, President


                         TD WINDOWS, INC. a Kentucky corporation


                         By:  /s/ Nelson E. Clemmens
                              ------------------------------------
                              Nelson E. Clemmens, President

                         THERMAL LINE WINDOWS, INC. a
                         North Dakota corporation, formerly known as Ice Inc., successor in interest to Blizzard Enterprises,
                          Inc. and Thermal Line Windows, LLP



                         By:  /s/ Nelson E. Clemmens
                              ------------------------------------
                              Nelson E. Clemmens, President


                         THERMOVIEW OF MISSOURI, INC., a
                         Missouri corporation


                         By:  /s/ Nelson E. Clemmens
                              ------------------------------------
                              Nelson E. Clemmens, President


                         THERMO-TILT WINDOW COMPANY, a
                         Delaware corporation


                         By:  /s/ Nelson E. Clemmens
                              ------------------------------------
                              Nelson E. Clemmens, President


                         THOMAS CONSTRUCTION, INC., a Missouri
                         corporation


                         By:  /s/ Nelson E. Clemmens
                              ------------------------------------
                              Nelson E. Clemmens, President



                         "THERMO-SHIELD ACQUIRED ENTITIES"

                         THERMO-SHIELD OF AMERICA (ARIZONA), INC., an Arizona corporation


                         By:  /s/ Nelson E. Clemmens
                              ------------------------------------
                              Nelson E. Clemmens, President

                         THERMO-SHIELD OF AMERICA
                         (MICHICAN), INC., a Michigan corporation


                         By:  /s/ Nelson E. Clemmens
                              ------------------------------------
                              Nelson E. Clemmens, President


                         THERMO-SHIELD COMPANY, LLC,
                         an Illinois limited liability company


                         By:  /s/ Nelson E. Clemmens
                              ------------------------------------
                              Nelson E. Clemmens, Manager and President


                         THERMO-SHIELD OF AMERICA
                         (WISCONSIN), LLC, a Wisconson limited liability company


                         By:  /s/ Nelson E. Clemmens
                              ------------------------------------
                              Nelson E. Clemmens, Manager and President


                         "BANK"

                         PNC BANK, NATIONAL ASSOCIATION, a national banking association


                         By:  /s/ Gregory M. Carroll
                              ------------------------------------
                              Gregory M. Carroll, Vice President


ATTACHMENTS:

-    EXHIBIT A TO SECURITY AGREEMENT
-    EXHIBIT A TO PLEDGE AGREEMENT
-    CAPITAL STRUCTURE SCHEDULE
-    DRAW TEST CERTIFICATE EXHIBIT
-    ENCUMBRANCES SCHEDULE

                                  EXHIBIT  "A"
                             TO SECURITY AGREEMENT

Address of each Grantor's chief executive office, including the County, for each Grantor named in A through P) below is 1101 Herr Lane, Louisville, Jefferson County, Kentucky 40222.

1.   ThermoView

2.   American Home

3.   American Home Remodeling

4.   Blizzard Enterprises

5.   Five Star

6.   Ice

7.   Key Home

8.   Key Home Mortgage

9.   Leingang Siding

10.  Primax

11.  Rolox

12.  TD Windows

13.  Thermal Line

14.  ThermoView-Missouri

15.  Thermo-Tilt

16.  Thomas

17.  TSAAI

18.  TSAMI

19.  TSC

20.  TSAW

21.  TAG

Address for books and records, if different:

22.  ThermoView

23.  American Home
               20501 Ventura Blvd., Suites 116 and  340
               Woodland Hills, CA  91365

24.  American Home Remodeling
               16147 Valerio Street
               Van Nuys, CA  91406

25.  Blizzard Enterprises
               3601 30th Avenue NW
               Box 579
               Mandan, ND  58554

26.  Five Star
               8445 Camino Santa Fe
               Suite 103
               San Diego, CA  92121

27.  Ice
               3601 30th Avenue NW
               Box 579
               Mandan, ND  58554

28.  Key Home
               1035 Frederica Street
               Owensboro, KY  42301

29.  Key Home Mortgage
               1035 Frederica Street
               Owensboro, KY  42301

30.  Leingang Siding
               2605 Twin City Drive
               P.O. Box 579
               Mandan, ND  58554

31.  Primax
               5611 Fern Valley Road
               Louisville, KY  40228

32.  Rolox

               4002 Main Street
               Grandview, MO  64030
33.  TD Windows
               1720 Research Drive
               Louisville, KY  40299

34.  Thermal Line
               3601 30th Avenue N.W.
               Box 579
               Mandan, ND  58554

35.  ThermoView-Missouri
               1917 Beltway
               St. Louis, MO  63114

36.  Thermo-Tilt
               2800 Warehouse Road
               Owensboro, KY  42301


37.  Thomas
               13397 Lakefront Drive
               Earth City, Missouri  63045

38.  TSAAI
               2010 E. University Drive
               Suite #20, Tempe, Arizona 85281

39.  TSAMI
               24780 Crestview Court
               Farmington Hills, Michigan _____

40.  TSC
               7755 East 89th Street                   661 Glenn Avenue
               Indianapolis, Indiana  46256            Wheeling, Illinois  _____

41.  TSAW
               7020 S. 13th Street
               Oak Creek, Wisconsin _____

42.  TAG
               3701 Taylorsville Road
               Louisville, Kentucky  40220

Addresses of other Collateral locations, including Counties and name and address of landlord or owner if location is not owned by the applicable Grantor:

A    ThermoView

43.  American Home

44.  American Home Remodeling

45.  Blizzard Enterprises

46.  Five Star

47.  Ice

48.  Key Home

49.  Key Home Mortgage

50.  Leingang Siding

51.  Primax

52.  Rolox

53.  TD Windows

54.  Thermal Line

55.  ThermoView-Missouri

56.  Thermo-Tilt

57.  Thomas

58.  TSAAI

59.  TSAMI

60.  TSC

61.  TSAW

62.  TAG

     [See attached schedule.]

Other names or tradenames now or formerly used by the Grantors:

A    ThermoView

63.  American Home

64.  American Home Remodeling
               [DBA Pacific Exteriors]

65.  Blizzard Enterprises

66.  Five Star

67.  Ice

68.  Key Home

69.  Key Home Mortgage

70.  Leingang Siding
               [Leingang Construction and Steel Siding]

71.  Primax

72.  Rolox
               [Rolox at Kansas City, MO and Rolox at Wichita]

73.  TD Windows
               [Allhom Eagle Windows and Doors, Inc.]

74.  Thermal Line

75.  ThermoView-Missouri
               [NuView Industries, Inc.]

76.  Thermo-Tilt

77.  Thomas

78.  TSAAI

79.  TSAMI

80.  TSC

81.  TSAW

82.  TAG

                                   EXHIBIT A
                                       TO
                                PLEDGE AGREEMENT

QUANTITY         DESCRIPTION OF SECURITIES             CERTIFICATE NUMBER(S)
--------         -------------------------             ---------------------
   100           Shares of the Common Stock                      2
                 of American Home

   100           Shares of the Common Stock                      2
                 of Five Star

   100           Shares of the Common Stock                      2
                 of Key Home

   100           Shares of the Common Stock                      2
                 of Key Home Mortgage

24,408           Shares of the Common Stock                      2
                 of Leingang Siding

   300           Shares of the Series A Common                   7
                 Stock of Precision

11,250           Shares of the Series B Common                  11
                 Stock of Precision

   100           Shares of the Common Stock                      2
                 of Primax

   100           Shares of the Common Stock                      2
                 of Rolox

   100           Shares of the Common Stock                      1
                 of TD Windows

   100           Shares of the Common Stock                      1
                 of ThermoView-Missouri

QUANTITY         DESCRIPTION OF SECURITIES             CERTIFICATE NUMBER(S)
--------         -------------------------             ---------------------
   100           Shares of the Common Stock                      11
                 of Thermo-Tilt

1,000            Shares of the Common Stock                       3
                 of Thermal Line

16,875         Shares of the Common Stock                        12
                 of Thomas

 3,000           Shares of the Common Stock                      A4
                 of TSAAI

 1,000           Shares of the Common Stock                      A3
                 of TSAMI

    100          Shares of the Common Stock                      ___
                 of TAG

      1%       Membership Interest in TSC                        N/A

      1%       Membership Interest in TSAW                       N/A

     99%       Membership Interest in TSC                        N/A

     99%       Membership Interest in TSAW

                           CAPITAL STRUCTURE SCHEDULE
                                  TO AGREEMENT
                          ThermoView Industries, Inc.

 COMPANY                                          AUTHORIZED SHARES      ISSUED AND OUTSTANDING
 -------                                          -----------------      ----------------------
 ThermoView - Common                                 100,000,000                14,513,726


 ThermoView - Preferred                               50,000,000                 3,386,000


 American Home                                             1,000                       100


 Five Star                                                 1,000                       100


 Key Home                                                 10,000                       100


 Leingang Siding                                          25,000                    24,408


 Precision                                       15,000 Series A                       300
                                                 15,000 Series B                    11,250


 Primax                                                    1,000                       100


 Rolox                                                     1,000                       100


 TD Windows                                                1,000                       100


 Thermal Line                                2,500 voting common                     1,000
                                        47,500 non-voting common                         0


 Thermo-Tilt                                          20,000,000                2,000,100*


 ThermoView-Missouri                                       1,000                       100


 Key Home Mortgage                                        10,000                       100



 Thomas Construction, Inc.                                30,000                    16,875


 Precision Window Mfg., Inc.                15,000 voting common                       300
                                        15,000 non-voting common                    11,250



 TSAAI                                      50,000 voting common                     3,000
                                                        Series A
                                        50,000 non-voting common                         0
                                                        Series B


 TSAMI
                                            60,000 voting common                     1,000


 TAG                                                       1,000                       100

* 5,381,475 shares were canceled for the 100 shares of Thermo-Tilt and 2,000,000 shares of Thermo-Tilt are uncertificated

** 2,980,000 shares of Series A Preferred Stock, 400,000 shares of Series B Preferred Stock, and 6,000 shares of Series C Preferred Stock

                         DRAW TEST CERTIFICATE EXHIBIT
                                       TO
                               JOINDER AGREEMENT

                     (Attach Form of Draw Test Certificate)

                             ENCUMBRANCES SCHEDULE
                                       TO
                                   AGREEMENT
      (Describe additional Liens and Encumbrances - See Attached Schedule)

                       THERMOVIEW ADVERTISING GROUP, INC.,
                         a Delaware corporation



                         By:  /s/ Charlton C. Hundley
                              -----------------------------------------
                              Charlton C. Hundley, Secretary